UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported): March 3, 2010

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 3, 2010, SuperMedia Inc. (the “Company”) entered into a rights agreement (the “Rights Agreement”) with Mellon Investor Services LLC (the “Rights Agent”).  A brief description of the material terms of the Rights Agreement is included in Item 3.03 of this Current Report on Form 8-K, which description is incorporated into this Item 1.01 by reference.

Item 3.03                                             Material Modifications to Rights of Security Holders.

In connection with the Rights Agreement entered into on March 3, 2010, the Board of Directors of the Company (the “Board”) declared a dividend distribution of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, $0.01 par value, of the Company (the “Common Stock”).  The distribution is payable at 5:00 p.m., New York City time, on March 25, 2010 to the stockholders of record at 5:00 p.m., New York City time, on March 25, 2010 (the “Record Date”).  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $150.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in the Rights Agreement.

Until the close of business on the Distribution Date (as described below), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of the Summary of Rights (as defined in the Rights Agreement) attached thereto.  The “Distribution Date” will be the earlier to occur of (i) the tenth (10th) calendar day following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership (which includes for this purpose stock referenced in derivative transactions and securities) of 20% or more of the outstanding shares of the Common Stock (the “Shares Acquisition Date”) or (ii) the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation that would result in any person becoming an Acquiring Person.  The several investment funds and accounts managed by Paulson & Co. Inc., together with any affiliates thereof (collectively, “Paulson”) will not be deemed to be an “Acquiring Person” so long as Paulson does not beneficially own more than a specified percentage of the outstanding shares of the Common Stock (which percentage will in no event exceed 45%) and meets certain other conditions specified in the Rights Agreement.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferable only in connection with the transfer of the Common Stock, (ii) new Common Stock certificates issued after the Record Date, upon transfer or new issuance of the Common Stock, will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any of the Common Stock certificates outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earlier of (i) March 25, 2013 and (ii) March 25, 2011, if and only if Stockholder Approval has not been obtained on or prior to such date (as applicable, the “Expiration Date”), unless the Expiration Date is extended or unless earlier redeemed or exchanged by the Company, in each case as described below.

Each share of Preferred Stock purchasable upon exercise of the Rights will have a preferential quarterly dividend rate equal to the greater of $1.00 per share and 1,000 times the dividend declared on one share of the Common Stock.  In the event of liquidation, the holders of the Preferred Stock will receive a preferential liquidation payment of $1,000 per share plus accrued and unpaid dividends thereon, but will be entitled to receive an aggregate liquidation payment equal to 1,000 times the payment made on one share of Common Stock.

Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per one share of Common Stock.  The Rights are protected by customary anti-dilution provisions.  Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of the Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for shares of the Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid or dividends payable in the Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the Purchase Price, that number of shares of the senior voting stock of the acquiring company that at the time of such transaction would have a market value of two times the Purchase Price.  In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision will be made so that each holder of a Right, other than Rights that were or are beneficially owned by the Acquiring Person (which will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of the Common Stock having a market value of two times the Purchase Price.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock or Common Stock, as applicable, on the last trading date prior to the date of exercise.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group that will have become null and void) in whole or in part, at an exchange ratio of one share of Common Stock (or, if there is an insufficient number of issued but not outstanding or authorized but unissued shares of Common Stock to permit such exchange, then one one-thousandth of a Preferred Share) per Right (subject to adjustment).

At any time prior to 5:00 p.m., New York City time, on the earlier of (i) the Shares Acquisition Date and (ii) the Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”).  In addition, if a Qualified Offer (as described below) is made, the record holders of 10% or more of the outstanding shares of Common Stock may direct the Board to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights.  If the special meeting is not held within ninety (90) days of being called or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.

A Qualified Offer is an offer determined by a majority of the independent directors on the Board to be a fully financed offer for all outstanding shares of Common Stock at a per share offer price that exceeds the greatest of certain price thresholds specified in the Rights Agreement and that the Board, upon the advice of a nationally recognized investment banking firm, does not deem to be either unfair or inadequate.  A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration.  If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate.  A Qualified Offer must also remain open for at least one hundred twenty (120) days following commencement.

Immediately upon the action of the Board to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such action, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price, or the shares of Common Stock or Preferred Stock exchangeable for the Rights, as applicable.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

For so long as the Rights are redeemable, the Company may, in its sole and absolute discretion, supplement or amend the Rights Agreement in any respect without the approval of any holders of the Rights.  Except as otherwise provided in the Rights Agreement, at any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of the Rights to cure any ambiguity, to correct or supplement any defective or inconsistent provisions, to shorten or lengthen any time period, or to change or supplement the provisions of the Rights Agreement in any manner that the Company may deem necessary or desirable; provided, that, the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of the Rights, cause the Rights Agreement to become otherwise amendable or cause the Rights to again become redeemable.

The Rights have anti-takeover effects.  The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the redemption of the Rights by the Board.  The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders because the Board may, at its option, at any time prior to the Shares Acquisition Date, redeem all, but not less than all, the then outstanding Rights at the Redemption Price or terminate the Rights Agreement.

The above summary of the Rights, Preferred Stock, and Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the Certificate of Designations, Preferences and Rights of Series A Participating Preferred Stock (the “Certificate of Designations”), and the Rights Agreement, which are incorporated herein by reference.  A copy of the Certificate of Incorporation, the Certificate of Designations, and the Rights Agreement are attached hereto as Exhibits 3.1, 4.1, and 4.2, respectively.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on March 3, 2010, the Board approved the Certificate of Designation, designating 60,000 shares of Preferred Stock.  The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on March 3, 2010.  A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed on January 25, 2010)

4.1

Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A filed on March 3, 2010)

4.2

Rights Agreement, dated March 3, 2010, between the Registrant and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A filed on March 3, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President — General Counsel and Secretary

Date: March 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed on January 25, 2010)

4.1

Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A filed on March 3, 2010)

4.2

Rights Agreement, dated March 3, 2010, between the Registrant and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A filed on March 3, 2010)